Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of ArtVentive Medical Group, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the second quarter ending September 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, H. James Graham, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s.H. James Graham

___________

H. James Graham, CFO, CEO

Dated: November 12, 2013

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of ArtVentive Medical Group, Inc., a Nevada corporation (the “Company”), on Form 10-Q for the second quarter ending September 30, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Leon Rudakov, President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leon Rudakov

____________

Dr. Leon Rudakov, President

Dated: November 12, 2013